UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2021

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On April 7, 2021, Canopy Growth Corporation (“Canopy Growth”) entered into an arrangement agreement (the “Arrangement Agreement”) with The Supreme Cannabis Company, Inc. (“Supreme Cannabis”), pursuant to which Canopy Growth has agreed to acquire all of the issued and outstanding common shares in the capital of Supreme Cannabis (the “Supreme Cannabis Shares”) on the basis of 0.01165872 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) and C$0.0001 in cash for each Supreme Cannabis Share, or approximately 8.9 million Canopy Growth Shares and $76,000 in cash (based on the currently issued and outstanding Supreme Cannabis Shares), by way of a plan of arrangement under the Canada Business Corporations Act (the “Arrangement”).

The Arrangement is subject to the conditions set out in the Arrangement Agreement, including, among others: (i) approval by the Ontario Superior Court of Justice (the “Court”) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement; (ii) any approvals required under the Competition Act (Canada); and (iii) approval by the shareholders of Supreme Cannabis as required by applicable corporate and securities laws. The shareholders of Supreme Cannabis will be asked to vote on a resolution (the “Resolution”) to, among other things, approve the Arrangement at a shareholder meeting to be called for such purpose (the “Meeting”). Supreme Cannabis will convene and hold the Meeting as soon as reasonably practicable following receipt of the interim Court order and, in any event, not later than June 15, 2021. The implementation of the Arrangement is conditional upon the adoption of the Resolution by the affirmative vote of holders of two-thirds of the Supreme Cannabis Shares present in person or represented by proxy at the Meeting (the “Shareholder Approval”).

Pursuant to the Arrangement, at the effective time of the Arrangement (the “Effective Time”), the following steps will occur:

i.

each outstanding Supreme Cannabis restricted share unit (a “Supreme Cannabis RSU”), whether vested or unvested, will be deemed to be vested, and such Supreme Cannabis RSU will be deemed to be surrendered for one Supreme Cannabis Share, less any amounts withheld pursuant to the terms of the Arrangement;

ii.

each outstanding Supreme Cannabis deferred share unit (a “Supreme Cannabis DSU”), whether vested or unvested, will be deemed to be vested, and such Supreme Cannabis DSU will be deemed to be cancelled in exchange for a cash payment equal to the volume weighted average trading price of one Supreme Cannabis Share on the TSX for the five trading days immediately prior to the Effective Time, less any amounts withheld pursuant to the terms of the Arrangement;

iii.

any Supreme Cannabis Shares in respect of which dissent rights have been properly exercised and not withdrawn (the “Dissent Shares”), will be entitled to be paid the fair value by Canopy Growth of such shares in accordance with the Canada Business Corporations Act, as modified by the Arrangement and the interim order and final order of the Court;

iv.

each issued and outstanding Supreme Cannabis Share (other than any Dissent Shares and any Supreme Cannabis Shares held by Canopy Growth and any of its affiliates) will be deemed to be transferred to Canopy Growth in exchange for 0.01165872 of a Canopy Growth Share (the “Exchange Ratio”) and C$0.0001 in cash, less any amounts withheld pursuant to the terms of the Arrangement; and

v.

each outstanding Supreme Cannabis option (a “Supreme Cannabis Option”), whether vested or unvested, will be deemed to be vested, will be exchanged for an option to purchase from Canopy Growth the number of Canopy Growth Shares equal to: (A) the Exchange Ratio, multiplied by (B) the number of Supreme Cannabis Shares subject to such Supreme Cannabis Option, at an exercise price per Canopy Growth Share equal to (Y) the exercise price per Supreme Cannabis Share divided by (Z) the Exchange Ratio.

Canopy Growth anticipates that the securities to be issued to the security holders of Supreme Cannabis pursuant to the Arrangement will be issued in a transaction exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

Item 7.01	Regulation FD Disclosure.

On April 8, 2021, Canopy Growth issued a press release announcing that it entered into the Arrangement Agreement with Supreme Cannabis, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure. A copy of a presentation providing certain information regarding Canopy Growth and Supreme Cannabis is attached hereto as Exhibit 99.2 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure. Additionally, Canopy Growth has posted this presentation on its website at www.canopygrowth.com under the Investor section.

The information set forth and incorporated by reference in Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this Current Report. Examples of such statements include statements with respect to the timing and outcome of the Arrangement, and the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including assumptions as to the time required to prepare and mail Meeting materials to Supreme Cannabis shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory approval, Court approval and Shareholder Approval; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Arrangement Agreement; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the COVID-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with the Securities and Exchange Commission and available on EDGAR at www.sec.gov/edgar and with Canadian securities regulators and available on the issuer profile of Canopy Growth on SEDAR at www.sedar.com, including Canopy Growth’s Annual Report on Form 10-K for the year ended March 31, 2020, as amended. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report and in the filings.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Arrangement and the anticipated timing for completion of the Arrangement, Canopy Growth has provided such statements and information in reliance on certain assumptions that Canopy Growth believes are reasonable at this time. Although Canopy Growth believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this Current Report are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy Growth has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this Current Report are made as of the date of this Current Report and Canopy Growth does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 8, 2021

99.2	Canopy Growth Presentation

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Phil Shaer
Phil Shaer
Chief Legal Officer

Date: April 13, 2021